UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
6-Month	3.31%	-1.59%	1.78%
1-Year	2.58	-2.30	0.12
Since Inception (8/2/10)	6.87	5.39	3.30

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.31% during the reporting period. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 1.78% during the same period. Corporate bonds outperformed U.S. Treasuries this reporting period, which helped drive the Fund’s performance versus the Index. Corporate bond performance, as measured by the Barclays U.S. Credit Index, generated a return of 2.63% this reporting period.

MARKET OVERVIEW

In the months prior to the start of the reporting period, financial markets throughout the world reacted negatively to comments by Federal Reserve (“Fed”) Chairman Ben Bernanke indicating that U.S. monetary policymakers would begin to back away from its bond purchasing program sooner than most analysts had expected. However, financial markets generally stabilized over the summer when investors came to recognize that the Fed’s plans to taper its quantitative easing program did not necessarily portend imminent increases in short-term interest rates. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also continued to hold short-term interest rates at very low levels throughout the reporting period. Markets were further supported by moderate global economic growth and the accommodative policies of foreign central banks, including the continuation of the Bank of Japan’s two-year massive asset purchase program (sometimes referred to as Abe-nomics).

FUND REVIEW

During the reporting period, corporate bonds within the banking industry provided the strongest contribution to the Fund’s performance. The sector performed well as Moody’s completed its review of the sector in November with positive results. Holdings in large cap banks such as Bank of America and Morgan Stanley were among the top performers for the Fund in the industry. Other top performing areas of the Fund this reporting period included wirelines, automotive, and metals and mining. Within wirelines, in mid-September, the Fund purchased bonds that were issued by Verizon Communications, Inc. to finance a purchase Vodafone’s 45% stake in Verizon Wireless. To entice market participants, the bonds were priced cheaply relative to similar issues in the marketplace as well as the company’s existing issues. Since issuance, the bonds

3	OPPENHEIMER CORPORATE BOND FUND

have performed positively and have been a top contributor to the Fund’s performance. The automotive industry proved beneficial this period as auto sales in the U.S. continued to show strong growth, while international sales showed signs of expansion in China and stabilization within Europe. Ford Motor was a top performer for the Fund in this environment. Metals and mining benefited the Fund’s performance as positions in Barrick Gold Corp. and Cliffs Natural Resources, Inc. did well due to a favorable relative cost structure and unexpected stability in iron ore prices, respectively.

While detractors were limited this period, the textile and consumer cyclical industries provided very slight negative returns for the Fund for the reporting period.

The Fund also maintained a meaningful exposure to below-investment-grade (“junk”) bonds in the form of BB credits, which benefited the Fund during the period.

STRATEGY & OUTLOOK

As the markets have successfully digested the first round of tapering by the Fed and the government shutdown is firmly behind us, we believe there may be increasing reason for optimism. By historical standards, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. Growth in the U.S. continues to be a bright spot and we are beginning to see signs that growth within Europe may be improving. And while it may be clear that China’s growth trajectory is slowing, we believe policymakers have the situation in hand and the probability of a hard landing is still low.

In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering near historic lows, the case for high grade and high yield corporate debt remains compelling. Generally, our preference is to maintain a carry, or yield advantage, in the context of this environment. Given current conditions, the additional carry of the Fund may potentially help returns even if spreads remain at their current levels.

Krishna Memani Portfolio Manager

4	OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	9.9%
Oil, Gas & Consumable Fuels	9.9
Insurance	7.2
Capital Markets	6.1
Diversified Financial Services	5.5
Electric Utilities	4.1
Diversified Telecommunication Services	3.7
Media	3.4
Energy Equipment & Services	2.8
Metals & Mining	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	6.4%
AA	3.5
A	22.8
BBB	54.1
BB	12.0
CCC	1.0
D	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 31, 2014, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

5	OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (OFIAX)	8/2/10	3.31%	2.58%	6.87%
Class C (OFICX)	8/2/10	2.93%	1.73%	5.95%
Class I (OFIIX)	11/28/12	3.64%	3.04%	2.95%
Class N (OFINX)	8/2/10	3.18%	2.22%	6.51%
Class Y (OFIYX)	8/2/10	3.54%	2.73%	7.02%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14
	Inception Date	6-Month	1-Year	Since Inception
Class A (OFIAX)	8/2/10	-1.59%	-2.30%	5.39%
Class C (OFICX)	8/2/10	1.94%	0.76%	5.95%
Class I (OFIIX)	11/28/12	3.64%	3.04%	2.95%
Class N (OFINX)	8/2/10	2.19%	1.26%	6.51%
Class Y (OFIYX)	8/2/10	3.54%	2.73%	7.02%

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/14
Class A	2.94%
Class C	2.35%
Class I	3.54%
Class N	2.84%
Class Y	3.36%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless indicated otherwise): for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 1/31/14 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

6	OPPENHEIMER CORPORATE BOND FUND

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7	OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$1,033.10	$5.14
Class C	1,000.00	1,029.30	8.99
Class I	1,000.00	1,036.40	2.83
Class N	1,000.00	1,031.80	6.42
Class Y	1,000.00	1,035.40	3.85

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.16	5.10
Class C	1,000.00	1,016.38	8.93
Class I	1,000.00	1,022.43	2.81
Class N	1,000.00	1,018.90	6.38
Class Y	1,000.00	1,021.42	3.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.00%
Class C	1.75
Class I	0.55
Class N	1.25
Class Y	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

	Principal Amount	Value

Asset-Backed Securities—1.9%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$225,000	$226,482

AmeriCredit Automobile Receivables Trust:
Series 2010-4, Cl. E, 6.40%, 4/9/18[2]	350,000	371,373
Series 2011-4, Cl. D, 4.08%, 9/8/17	80,000	83,522
Series 2012-1, Cl. D, 4.72%, 3/8/18	135,000	143,062
Series 2012-2, Cl. D, 3.38%, 4/9/18	100,000	104,087

CarMax Auto Owner Trust, Series 2011-1, Cl. D, 3.62%, 8/15/17	300,000	309,152

Santander Drive Auto Receivables Trust:
Series 2012-1, Cl. C, 3.78%, 11/15/17	355,000	366,965
Series 2012-3, Cl. D, 3.64%, 5/15/18	60,000	62,903

United Auto Credit Securitization Trust, Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	19,000	18,976
Total Asset-Backed Securities (Cost $1,655,519)		1,686,522

Mortgage-Backed Obligations—1.3%

Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[3]	120,000	130,106

Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	111,608	105,896

Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.796%, 3/25/36[3]	85,357	77,384

Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	47,391	44,171
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	183,521	160,683

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR12, Cl. 1A8, 2.356%, 10/25/35[3]	46,851	44,611
Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[3]	139,150	130,511

Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	182,666	169,984

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[3]	142,737	143,192
Series 2007-AR8, Cl. A1, 5.913%, 11/25/37[3]	103,598	94,729
Total Mortgage-Backed Obligations (Cost $1,008,062)		1,101,267

Corporate Bonds and Notes—89.9%

Consumer Discretionary—10.8%

Auto Components—1.0%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	410,000	444,850

TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	460,000	468,050
		912,900

Automobiles—2.1%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	272,000	404,179

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	852,000	973,814

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	418,000	444,125
		1,822,118

10	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure—1.1%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	$240,000	$241,189

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	115,000	121,504

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	624,764
		987,457

Household Durables—1.0%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	405,000	432,337

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	427,000	434,473
		866,810

Media—3.4%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	425,000	489,935

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	810,000	781,271

Historic TW, Inc., 9.15% Debs., 2/1/23	300,000	409,027

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	479,000	467,025

Time Warner, Inc.:
4.90% Sr. Unsec. Nts., 6/15/42	130,000	128,192
5.35% Sr. Unsec. Nts., 12/15/43	189,000	198,230

Viacom, Inc., 5.85% Sr. Unsec. Nts., 9/1/43	250,000	274,139

WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	280,000	290,023
		3,037,842

Multiline Retail—0.4%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	317,000	342,449

Specialty Retail—1.3%

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	200,000	210,775

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	50,000	56,500
8.50% Sr. Unsec. Nts., 6/15/19	320,000	388,000

Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21	488,000	444,080
		1,099,355

Textiles, Apparel & Luxury Goods—0.5%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	455,000	431,112

Consumer Staples—5.9%

Beverages—1.9%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	445,000	678,397

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	475,540

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	290,000	263,665

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	275,000	285,985
		1,703,587

Food & Staples Retailing—0.4%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	329,000	328,891

Food Products—1.9%

Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41	447,000	528,553

11	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food Products (Continued)

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	$514,000	$642,401

WM Wrigley Jr Co., 2.90% Sr. Unsec. Nts., 10/21/19[1]	500,000	505,267

		1,676,221

Personal Products—0.5%

Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	450,000	437,961

Tobacco—1.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	370,000	601,719

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	489,000	464,073
		1,065,792

Energy—12.7%

Energy Equipment & Services—2.8%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	599,000	646,451

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	610,000	636,899

Schlumberger Investment SA, 3.65% Sr. Unsec. Nts., 12/1/23	750,000	759,606

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	430,000	442,906
		2,485,862

Oil, Gas & Consumable Fuels—9.9%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	458,000	527,914

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	246,000	264,161

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	86,000	72,848

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	492,000	505,328

Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	70,000	80,612

DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	655,000	661,086
3.875% Sr. Unsec. Nts., 3/15/23	367,000	351,204

Enterprise Products Operating LLC, 3.35% Sr. Unsec. Nts., 3/15/23	475,000	463,147

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	571,000	582,437
5.45% Sr. Unsec. Nts., 10/14/21[1]	378,000	407,101

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	285,000	285,356

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	528,000	539,898

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	424,468
4.75% Sr. Unsec. Nts., 3/15/24	313,000	331,337

Talisman Energy, Inc., 3.75% Sr. Unsec. Nts., 2/1/21	590,000	584,246

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	455,000	442,487

TransCanada PipeLines Ltd., 5% Sr. Unsec. Nts., 10/16/43	174,000	179,133

Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	500,000	583,674

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	420,000	442,050

Williams Partners LP, 4% Sr. Unsec. Nts., 11/15/21	400,000	406,015

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	556,000	596,146
		8,730,648

12	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Financials—31.6%

Capital Markets—6.1%

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	$787,000	$935,429

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	320,000	331,120

Goldman Sachs Group, Inc. (The):
5.75% Sr. Unsec. Nts., 1/24/22	410,000	464,391
6.25% Sr. Unsec. Nts., 2/1/41	355,000	416,707

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	275,000	284,365

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	495,000	559,539

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	444,000	452,122
5.625% Sr. Unsec. Nts., 9/23/19	1,010,000	1,156,192

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	732,946
5,332,811

Commercial Banks—9.9%

Barclays Bank plc, 6.05% Unsec. Sub. Nts., 12/4/17[1]	1,000,000	1,128,886

BPCE SA:
5.15% Sub. Nts., 7/21/24[1]	60,000	59,168
5.70% Sub. Nts., 10/22/23[1]	428,000	442,937

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	417,000	459,743

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,4]	840,000	844,200

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	560,000	581,000

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	1,043,000	1,196,526

PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds, Series R3,4	522,000	473,715

Rabobank Capital Funding Trust III, 0% Jr. Sub. Perpetual Bonds[1,3,4]	780,000	819,000

Regions Bank, 7.50% Sub. Nts., 5/15/18	400,000	472,558

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,4	500,000	495,000

Santander UK plc, 5% Sub. Nts., 11/7/23[1]	340,000	344,511

Societe Generale SA:
5.00% Sub. Nts., 1/17/24[1]	385,000	381,491
5.922% Jr. Sub. Perpetual Bonds[1,3,4]	400,000	427,028

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,4	538,000	609,285
8,735,048

Consumer Finance—1.2%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	377,000	395,379

Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	699,000	678,406
		1,073,785

Diversified Financial Services—5.5%

ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[1]	687,000	687,735

Bank of America Corp., 2.60% Sr. Unsec. Nts., 1/15/19	291,000	293,198

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	370,000	425,861
Series D, 5.95% Jr. Sub. Perpetual Bonds[3,4]	450,000	430,312

ING Bank NV, 5.80% Sub. Nts., 9/25/23[1]	417,000	437,865

13	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Financial Services (Continued)

ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	$453,000	$435,107

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[3,4]	610,000	621,285

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	602,000	619,067

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	581,000	755,699

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	164,179

		4,870,308

Insurance—7.2%

Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	200,000	211,103

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	338,000	388,077
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	490,000	568,641

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	353,000	355,624

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	700,000	701,418

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	392,000	390,353

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	1,205,000	1,192,950

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	309,000	298,803

QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[1]	595,000	577,498

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,4]	1,156,000	1,242,700

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]	410,000	440,238

		6,367,405

Real Estate Investment Trusts (REITs)—1.7%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	280,000	306,537
7.00% Sr. Unsec. Nts., 10/15/17	337,000	396,383

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	440,000	427,900

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	337,000	323,595

		1,454,415

Health Care—4.3%

Biotechnology—1.0%

Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	580,000	568,780

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	316,547

		885,327

Health Care Equipment & Supplies—0.2%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	216,000	219,712

Health Care Providers & Services—0.5%

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000	432,338

Life Sciences Tools & Services—0.7%

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	501,000	511,040
5.30% Sr. Unsec. Nts., 2/1/44	80,000	84,703

		595,743

Pharmaceuticals—1.9%

Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	387,731

14	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Pharmaceuticals (Continued)

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	$190,000	$242,216

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	400,000	426,199

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	448,000	448,040

Teva Pharmaceutical Finance Co. LLC, 6.15% Sr. Unsec. Nts., 2/1/36	181,000	204,351

		1,708,537

Industrials—5.3%

Aerospace & Defense—1.1%

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	355,000	393,162

Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	287,000	266,638

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	327,000	330,804

		990,604

Building Products—0.6%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	579,000	573,718

Commercial Services & Supplies—0.5%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	411,025

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,4	300,000	314,058

Machinery—1.0%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	341,832

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	497,000	507,599

		849,431

Professional Services—0.4%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	405,000	401,962

Road & Rail—0.8%

Kansas City Southern Railway Co., 4.30% Sr. Unsec. Nts., 5/15/43[1]	266,000	242,777
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[1]	443,000	445,471

		688,248

Trading Companies & Distributors—0.5%

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	410,000	442,800

Information Technology—3.0%

Computers & Peripherals—0.7%

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	590,000	603,275

Electronic Equipment, Instruments, & Components—1.2%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	615,058

15	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	$435,000	$450,771

		1,065,829

IT Services—0.4%

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	365,000	343,148

Semiconductors & Semiconductor Equipment—0.3%

Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	278,696

Software—0.4%

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	356,563

Materials—6.0%

Chemicals—1.7%

Agrium, Inc., 4.90% Sr. Unsec. Nts., 6/1/43	260,000	248,996

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	188,000	197,234

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	400,000	408,000

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	304,411

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	367,000	334,082

		1,492,723

Containers & Packaging—1.1%

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	440,000	454,953

Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	510,000	518,466

		973,419

Metals & Mining—2.4%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	437,000	461,761

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	375,000	351,066

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	247,704

Freeport-McMoRan Copper & Gold, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	695,000	667,605

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	215,000	226,734
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	197,000	212,649

		2,167,519

Paper & Forest Products—0.8%

Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	428,000	426,629

International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	215,000	245,685

		672,314

Telecommunication Services—5.2%

Diversified Telecommunication Services—3.7%

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	336,000	511,000

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	350,000	393,313

MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[1]	450,000	469,125

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	241,000	249,435

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	250,000	287,099

16	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	$404,000	$469,955
6.55% Sr. Unsec. Nts., 9/15/43	735,000	887,631

		3,267,558

Wireless Telecommunication Services—1.5%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	582,000	490,053

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	424,000	409,444

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	190,000	170,786
6.25% Sr. Unsec. Nts., 11/30/32	213,000	244,309

		1,314,592

Utilities—5.1%

Electric Utilities—4.1%

American Transmission Systems, Inc., 5.25% Sr. Unsec. Nts., 1/15/22[1]	380,000	412,736

Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	460,564

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	405,000	400,089

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	321,644

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	338,000	351,289

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	324,000	336,048

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	137,785

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	425,000	414,742

PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	708,000	779,153

		3,614,050

Multi-Utilities—1.0%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[1]	165,000	163,831

CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	161,000	178,791

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[1]	370,000	351,690

Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	164,546

		858,858

Total Corporate Bonds and Notes (Cost $77,902,091)		79,284,824

	Shares

Investment Company—6.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[5,6] (Cost $5,278,710)	5,278,710	5,278,710

Total Investments, at Value (Cost $85,844,382)	99.1%	87,351,323

Assets in Excess of Other Liabilities	0.9	802,706

Net Assets	100.0%	$88,154,029

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,038,795 or 23.87% of the Fund’s net assets as of January 31, 2014.

17	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

2. Restricted security. The aggregate value of restricted securities as of January 31, 2014 was $1,096,967, which represents 1.24% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

AmeriCredit Automobile
Receivables Trust, Series 2010-
4, Cl. E, 6.40%, 4/9/18	7/27/12	$365,883	$371,373	$5,490
Rockies Express Pipeline LLC,
3.90% Sr. Unsec. Unsub. Nts.,
4/15/15	5/20/11-8/31/11	288,149	285,356	(2,793)
ZFS Finance USA Trust V, 6.50%
Jr. Sub. Nts., 5/9/37	11/20/13	434,756	440,238	5,482

		$1,088,788	$1,096,967	$8,179

3. Represents the current interest rate for a variable or increasing rate security.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014

Oppenheimer Institutional
Money Market Fund, Cl. E	6,481,870	25,355,304	26,558,464	5,278,710

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,278,710	$3,168

6. Rate shown is the 7-day yield as of January 31, 2014.

Futures Contracts as of January 31, 2014:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Sell	3/20/14	22	$2,939,062	$(50,167)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	13	1,634,750	(1,745)
U.S. Treasury Nts., 2 yr.	CBT	Buy	3/31/14	109	24,002,140	(173)
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	124	14,957,500	32,969

						$(19,116)

See accompanying Notes to Financial Statements.

18	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $80,565,672)	$82,072,613
Affiliated companies (cost $5,278,710)	5,278,710

87,351,323

Cash used for collateral on futures	369,500

Receivables and other assets:
Interest, dividends and principal paydowns	1,071,629
Shares of beneficial interest sold	265,735
Investments sold (including $80,323 sold on a when-issued or delayed delivery basis)	140,378
Variation margin receivable	5,208
Expense waivers/reimbursements due from manager	3,351
Other	11,764

Total assets	89,218,888

Liabilities
Bank overdraft	13,388

Payables and other liabilities:
Investments purchased (including $78,701 purchased on a when-issued or delayed delivery basis)	845,195
Shares of beneficial interest redeemed	108,678
Variation margin payable	29,274
Distribution and service plan fees	19,790
Transfer and shareholder servicing agent fees	16,999
Dividends payable	10,238
Trustees’ compensation	4,599
Shareholder communications	4,059
Other	12,639

Total liabilities	1,064,859

Net Assets	$88,154,029

Composition of Net Assets
Par value of shares of beneficial interest	$8,293

Additional paid-in capital	87,693,052

Accumulated net investment income	22,979

Accumulated net realized loss on investments	(1,058,120)

Net unrealized appreciation on investments	1,487,825

Net Assets	$88,154,029

19	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $66,374,380 and 6,243,810 shares of beneficial interest outstanding)	$10.63
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.16

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,132,926 and 1,612,535 shares of beneficial interest outstanding)	$10.62

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,747 and 1,011 shares of beneficial interest outstanding)	$10.63

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,004,540 and 376,532 shares of beneficial interest outstanding)	$10.63

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $631,436 and 59,473 shares of beneficial interest outstanding)	$10.62

See accompanying Notes to Financial Statements.

20	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS For Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$1,879,596

Dividends from affiliated companies	3,168

Other income	2,047

Total investment income	1,884,811

Expenses
Management fees	197,670

Distribution and service plan fees:
Class A	80,366
Class C	86,897
Class N	9,532

Transfer and shareholder servicing agent fees:
Class A	76,098
Class C	22,850
Class I	2
Class N	4,955
Class Y	539

Shareholder communications:
Class A	10,969
Class C	3,603
Class N	666
Class Y	112

Legal, auditing and other professional fees	19,202

Custodian fees and expenses	9,200

Trustees’ compensation	6,573

Other	8,094

Total expenses	537,328
Less waivers and reimbursements of expenses	(32,068)

Net expenses	505,260

Net Investment Income	1,379,551

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(864,234)
Closing and expiration of futures contracts	914,109

Net realized gain	49,875

Net change in unrealized appreciation/depreciation on:
Investments	2,454,689
Futures contracts	(1,093,236)

Net change in unrealized appreciation/depreciation	1,361,453

Net Increase in Net Assets Resulting from Operations	$2,790,879

See accompanying Notes to Financial Statements.

21	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$1,379,551	$2,900,645

Net realized gain	49,875	2,490,079

Net change in unrealized appreciation/depreciation	1,361,453	(3,380,008)

Net increase in net assets resulting from operations	2,790,879	2,010,716

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,087,165)	(2,247,957)
Class C	(220,981)	(497,114)
Class I	(191)	(241)
Class N	(58,180)	(113,439)
Class Y	(9,164)	(41,147)

	(1,375,681)	(2,899,898)

Distributions from net realized gain:
Class A	(1,736,420)	(836,866)
Class C	(437,980)	(237,090)
Class I	(265)	(106)
Class N	(102,287)	(41,582)
Class Y	(9,939)	(17,672)

	(2,286,891)	(1,133,316)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,024,725	9,825,398
Class C	(757,984)	2,022,361
Class I	974	10,231
Class N	310,784	1,180,207
Class Y	(49,545)	(282,215)

	1,528,954	12,755,982

Net Assets
Total increase	657,261	10,733,484

Beginning of period	87,496,768	76,763,284

End of period (including accumulated net investment income of $22,979 and $19,109, respectively)	$88,154,029	$87,496,768

See accompanying Notes to Financial Statements.

22	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.74	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.18	0.35	0.37	0.41
Net realized and unrealized gain (loss)	0.17	(0.05)	0.69	0.33

Total from investment operations	0.35	0.30	1.06	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.37)	(0.41)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.46)	(0.47)	(0.43)	(0.46)

Net asset value, end of period	$10.63	$10.74	$10.91	$10.28

Total Return, at Net Asset Value[3]	3.31%	2.70%	10.53%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,374	$65,006	$56,674	$30,080

Average net assets (in thousands)	$64,861	$70,909	$42,490	$23,784

Ratios to average net assets:[4]
Net investment income	3.34%	3.17%	3.52%	4.02%
Total expenses[5]	1.07%	1.04%	0.90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	1.00%	1.00%	0.89%	0.80%

Portfolio turnover rate	61%	135%	123%	112%

1. For the period from August 2, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014 Year Ended July 31, 2013 Year Ended July 31, 2012 Period Ended July 29, 2011	1.08% 1.05% 0.91% 0.86%

See accompanying Notes to Financial Statements.

23	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.73	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.27	0.28	0.30
Net realized and unrealized gain (loss)	0.17	(0.06)	0.69	0.34

Total from investment operations	0.31	0.21	0.97	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.27)	(0.28)	(0.31)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.42)	(0.39)	(0.34)	(0.36)

Net asset value, end of period	$10.62	$10.73	$10.91	$10.28

Total Return, at Net Asset Value[3]	2.93%	1.84%	9.58%	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,133	$18,060	$16,454	$2,061

Average net assets (in thousands)	$17,062	$20,527	$9,231	$491

Ratios to average net assets:[4]
Net investment income	2.58%	2.42%	2.73%	3.00%
Total expenses[5]	1.87%	1.83%	1.84%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.75%	1.75%

Portfolio turnover rate	61%	135%	123%	112%
1. For the period from August 2, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:
Six Months Ended January 31, 2014		1.88%
Year Ended July 31, 2013		1.84%
Year Ended July 31, 2012		1.85%
Period Ended July 29, 2011		2.48%
See accompanying Notes to Financial Statements.

24	OPPENHEIMER CORPORATE BOND FUND

Class I	Six Months Ended January 31, 2014 (Unaudited)	Period Ended July 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.73	$11.13

Income (loss) from investment operations:
Net investment income[2]	0.20	0.27
Net realized and unrealized gain (loss)	0.15	(0.28)

Total from investment operations	0.35	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.27)
Distributions from net realized gain	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.45)	(0.39)

Net asset value, end of period	$10.63	$10.73

Total Return, at Net Asset Value[3]	3.64%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[4]
Net investment income	3.79%	3.61%
Total expenses[5]	0.57%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	0.55%

Portfolio turnover rate	61%	135%
1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:
Six Months Ended January 31, 2014		0.58%
Period Ended July 31, 2013		0.57%
See accompanying Notes to Financial Statements.

25	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.74	$10.92	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.17	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.19	(0.06)	0.68	0.34

Total from investment operations	0.36	0.26	1.02	0.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.32)	(0.33)	(0.36)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.47)	(0.44)	(0.39)	(0.41)

Net asset value, end of period	$10.63	$10.74	$10.92	$10.29

Total Return, at Net Asset Value[3]	3.18%	2.35%	10.12%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,005	$3,734	$2,648	$611

Average net assets (in thousands)	$3,763	$3,880	$1,305	$203

Ratios to average net assets:[4]
Net investment income	3.08%	2.92%	3.22%	3.53%
Total expenses[5]	1.35%	1.30%	1.31%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.24%	1.24%

Portfolio turnover rate	61%	135%	123%	112%
1. For the period from August 2, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended January 31, 2014	1.36%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%
Period Ended July 29, 2011	1.81%
See accompanying Notes to Financial Statements.

26	OPPENHEIMER CORPORATE BOND FUND

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.72	$10.91	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19	0.38	0.36	0.41
Net realized and unrealized gain (loss)	0.19	(0.07)	0.71	0.33

Total from investment operations	0.38	0.31	1.07	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.38)	(0.38)	(0.41)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.48)	(0.50)	(0.44)	(0.46)

Net asset value, end of period	$10.62	$10.72	$10.91	$10.28

Total Return, at Net Asset Value[3]	3.54%	2.79%	10.67%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$631	$687	$987	$26

Average net assets (in thousands)	$504	$1,195	$91	$22

Ratios to average net assets:[4]
Net investment income	3.65%	3.45%	3.53%	4.06%
Total expenses[5]	0.82%	0.72%	0.97%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.71%	0.72%	0.75%

Portfolio turnover rate	61%	135%	123%	112%
1. For the period from August 2, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:
Six Months Ended January 31, 2014		0.83%
Year Ended July 31, 2013		0.73%
Year Ended July 31, 2012		0.98%
Period Ended July 29, 2011		2.24%
See accompanying Notes to Financial Statements.

27	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

28	OPPENHEIMER CORPORATE BOND FUND

1. Significant Accounting Policies (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$78,701
Sold securities	80,323

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

29	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$85,844,382
Federal tax cost of other investments	4,489,944

Total federal tax cost	$90,334,326

Gross unrealized appreciation	$2,568,426
Gross unrealized depreciation	(1,080,601)

Net unrealized appreciation	$1,487,825

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

30	OPPENHEIMER CORPORATE BOND FUND

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

31	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

32	OPPENHEIMER CORPORATE BOND FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation ommittee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in

33	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$1,686,522	$—	$1,686,522
Mortgage-Backed Obligations	—	1,101,267	—	1,101,267
Corporate Bonds and Notes	—	79,284,824	—	79,284,824
Investment Company	5,278,710	—	—	5,278,710

Total Investments, at Value	5,278,710	82,072,613	—	87,351,323
Other Financial Instruments:
Variation margin receivable	5,208	—	—	5,208

Total Assets	$5,283,918	$82,072,613	$—	$87,356,531

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(29,274)	$—	$—	$(29,274)

Total Liabilities	$(29,274)	$—	$—	$(29,274)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which presents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

34	OPPENHEIMER CORPORATE BOND FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	1,474,401	$15,748,597	4,272,533	$47,235,767
Dividends and/or distributions reinvested	256,992	2,717,346	266,038	2,931,374
Redeemed	(1,541,903)	(16,441,218)	(3,677,550)	(40,341,743)

Net increase	189,490	$2,024,725	861,021	$9,825,398

Class C
Sold	303,089	$3,229,121	1,048,619	$11,578,353
Dividends and/or distributions reinvested	60,708	641,016	64,323	708,945
Redeemed	(434,271)	(4,628,121)	(938,581)	(10,264,937)

Net increase (decrease)	(70,474)	$(757,984)	174,361	$2,022,361

Class I
Sold	89	$950	920	$10,231
Dividends and/or distributions reinvested	2	24	—	—
Redeemed	—	—	—	—

Net increase	91	$974	920	$10,231

Class N
Sold	68,829	$738,332	217,039	$2,397,137
Dividends and/or distributions reinvested	14,949	158,051	13,868	152,900
Redeemed	(54,822)	(585,599)	(125,872)	(1,369,830)

Net increase	28,956	$310,784	105,035	$1,180,207

Class Y
Sold	35,450	$377,271	96,592	$1,070,123
Dividends and/or distributions reinvested	1,707	18,058	5,240	57,821
Redeemed	(41,744)	(444,874)	(128,276)	(1,410,159)

Net decrease	(4,587)	$(49,545)	(26,444)	$(282,215)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 31, 2014 were as follows:

35	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$55,011,830	$48,332,859
U.S. government and government agency obligations	$79,339	$79,097

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently

36	OPPENHEIMER CORPORATE BOND FUND

5. Fees and Other Transactions with Affiliates (Continued)

uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class C	$167,004
Class N	52,134

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$27,368	$1,666	$1,888	$157

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “total annual operating expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class N and Class Y shares, respectively. During the six months ended January 31, 2014, the Manager waived fees

37	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

and/or reimbursed the Fund $17,490, $9,442, $1, $1,731 and $151 for Class A, Class C, Class I, Class N and Class Y, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended January 31, 2014, the Manager waived fees and/or reimbursed the Fund $3,253 for IMMF management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

38	OPPENHEIMER CORPORATE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and

39	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the six months ended January 31, 2014, the Fund had an ending monthly average market value of $17,679,837 and $25,354,333 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

    With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

40	OPPENHEIMER CORPORATE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of January 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$5,208	*	Variation margin payable	$29,274	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

41	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effective of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$914,109

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(1,093,236)

7. Restricted Securities

As of January 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

42	OPPENHEIMER CORPORATE BOND FUND

8. Pending Litigation (Continued)

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

43	OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

44	OPPENHEIMER CORPORATE BOND FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

    Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its performance category median for the one-year period.

    Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was equal to its peer group median and lower than its category median, and its total expenses were equal to its peer group median and slightly above its category median. The Board also noted that within the total asset range of $50 to $100 million, the Fund’s effective fee rate was higher than its peer group median and equal to its category median. The Board also considered that the Manager has agreed to contractually limit the total annual operating expenses for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 1.00% for Class A Shares; 1.75% for Class C Shares; 1.25% for Class N Shares; 0.75% for Class Y Shares; and 0.55% for Class I Shares. The Manager may not modify or terminate these undertakings until one year after the date of the Fund’s prospectus.

    Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers

45	OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46	OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47	OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Krishna Memani, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

48	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

50	OPPENHEIMER CORPORATE BOND FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014